UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period:  February 28, 2019

Item 1. Report to Stockholders.

Securian AM Dynamic Managed Volatility Fund
Institutional Class Shares – VVMIX

Securian AM Managed Volatility Equity Fund
Institutional Class Shares – VMEIX

Securian AM Real Asset Income Fund
Institutional Class Shares – VSDIX

Semi-Annual Report

www.securianamfunds.com	February 28, 2019

SECURIAN AM FUNDS

March 27, 2019

Securian AM Dynamic Managed Volatility Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Securian Asset Management

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2018 and ending February 28, 2019, the Securian AM Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class produced a net return of -1.35%, underperforming the DMV Benchmark return of -0.79%. The DMV Benchmark is a custom benchmark for the DMV Fund developed by Securian Asset Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 9.45%. The Fund’s custom benchmark realized volatility was 11.31%. For comparison, the S&P 500 Index (dividend adjusted) returned -3.04% with a volatility of 19.35% over of the same period.

STRATEGY UPDATE

This period began with low volatility prevailing in the market. Realized one-month volatility for the S&P 500 was 7.30% on 8/31/2018, and that metric drifted marginally lower over the course of September. However, 10/10/2018 saw a 3.29% selloff in the S&P, and the beginning of a period of elevated volatility that would last through January 2019. At its minimum, on Christmas Eve, the S&P had sold off 19.36% from its previous high, just shy of a bear market.

The DMV Fund entered the period with an equity allocation of 81.33%. In response to the escalating volatility, the DMV Fund’s equity allocation was reduced to a period minimum of 27.00% on 11/31/2018 and was positioned at 32.81% at the trough of the S&P selloff (12/24/2018). As volatility decreased through late January and early February, the DMV Fund’s equity allocation was increased, and closed out the period at 60.55%.

MARKET SECTOR UPDATE

Over this semi-annual period, the Federal Reserve (the “Fed”) continued its hiking cycle, raising the Fed Funds Target Rate (“FFR”) twice, 25 basis points (“bps”) each time. This action increased prevailing short-term interest rates; the 6-month Treasury rate increased by 23 bps over the period, for example. But as we highlighted in our previous letter, the long end of the yield curve once again did not respond in kind. Over this period, the 10-year Treasury rate decreased by 15 bps, and the 30-year rate was up a mere 6 bps. Ultimately, the contradictory nature of the Fed’s action and the market’s longer-term view of economic prospects have left us in a very unusual interest rate environment. As one example, the 12M-5Y portion of the curve closed out the period inverted, with the 1Y rate 3 bps higher than the 5Y rate. We believe it is worth reiterating here that yield curve inversions have consistently portended recessions:

SECURIAN AM FUNDS

The above figure shows the spread between the 30Y Treasury and the 6M Treasury, and then periods of recession (shaded). Each time this spread has gone negative, a recession has followed, averaging about 1.5 years later.

Beyond the unusual interest rate environment, this period saw a renegotiation of the North American Free Trade Agreement (“NAFTA”); the Democrats win the House of Representatives, diminishing the odds of further stimulative action at the Federal level; the longest Federal government shutdown in history; a dramatic selloff in oil and other commodities; ongoing Brexit negotiations; Yellow Vest protests in France, and other symptoms of the ongoing problems faced by the European Union (“EU”); and China’s gross domestic product (“GDP”) growth hit its lowest level since 1990. This growth rate is still 6.6% annually, but continued deceleration in China will have global impacts. Finally, S&P company earnings growth is expected to be lower in Q1 2019 than it was in the previous quarter, and Q2 projections have come down as well.

Certainly, the economic and social signals across the globe are mixed, at best. The domestic equity market selloff in late 2018 seems to us an to be an indication that that “mix” is getting more ominous. As mentioned, from 9/20/2018 to 12/24/2018, the S&P sold off 19.36%. Over the same time period, the DMV Fund returned -10.97%.

Focusing on the domestic market for a moment, consider the following performance statistics:

09/01/2018 – 02/28/2019

• S&P 500: -3.04%
• S&P 500 Growth: -3.87%
• S&P 500 Value: -1.99%
• S&P 500 Low Volatility: 4.87%

01/01/2019 – 02/28/2019

• S&P 500: 11.48%
• S&P 500 Growth: 11.90%
• S&P 500 Value: 11.01%
• S&P 500 Low Volatility: 11.03%

SECURIAN AM FUNDS

It is unsurprising that, through a dramatic selloff, Value and Low Volatility outperformed Growth and the full S&P 500. What is surprising is how even the performance is across factors coming out of the trough of the selloff; it is more typical to see Growth, and the broad index, outperform Value and Low Volatility in a subsequent rally.  We interpret this performance dynamic as investors positioning defensively, rather than offensively, within their equity allocations.

OUTLOOK

Over the last several letters, we have noted that the Fed has been tightening monetary policy; all told, the Fed hiked the FFR four times in 2018, and continued its balance sheet runoff. The European Central Bank (“ECB”) and Bank of Japan (“BOJ”) have also both been moving toward tighter monetary through ending ECB or reducing BOJ asset purchases. We further noted that, when the “Big Three” central banks were all tightening their respective policies, it would be reasonable to expect higher equity volatility as this liquidity was removed from the market. The calendar year 2018 certainly bore that out; the S&P realized volatility was 17.10%, with a return of -4.38%. The market seems to have reacted unfavorably to the shift in central bank policy.

Interestingly, we may have already reached the end of the central bank tightening cycle. The Fed has recently alluded to softer global economic data, the need to be patient in future adjustments to its policy rate, and flexibility in its balance sheet runoff plan. Further, its dot plots have come down. In fact, as of the end of this period, the market is pricing in a higher probability of a rate CUT in 2019 than another hike. Similarly, even though the ECB ended its asset purchase program in December 2018, it introduced “TLTRO-III”, the third iteration of its program that extends very low interest rate loans to Eurozone banks to encourage lending. This is an unambiguous step in an effort to provide liquidity and spur economic activity.

Thus, we see three possible broad paths going forward:

•	a market shock, or genuine economic deterioration, forces the Fed to begin cutting rates

•	the Fed leaves its policies as-is, and we experience an extended “Goldilocks Economy” of modest growth, modest inflation, low unemployment, etc.

•	the Fed attempts to hike into an already-inverted yield curve

To be clear, we immediately dismiss the third choice, as there seems to be very little conviction in the market, or within the Fed, that additional hiking will be warranted. Given the interest rate environment and geopolitical conditions we alluded to in the Market Sector Update section, we also view the likelihood of a prolonged Goldilocks economy as low.

As we have stated before, our longer-term view of the domestic equity market is one of limited upside potential and elevated downside risk. The indications we are in the late stages of the cycle are numerous, and we have mentioned most of them previously. One point we have not yet highlighted is the following: entering the Great Financial Crisis (“GFC”), the FFR was 5%. Through the GFC, the Fed cut this rate all the way to zero to prop up the economy. We wonder how effective the next round of Fed stimulus will be when its policy rate is only starting out at half of what it was previously.

Regardless, we will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.

SECURIAN AM FUNDS

March 27, 2019

Securian AM Managed Volatility Equity Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Securian Asset Management

FUND PERFORMANCE UPDATE

For the period September 1, 2018 and ending February 28, 2019, the Securian AM Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class produced a net return of -1.39%, underperforming the MVE Benchmark return of 3.50%. The MVE Benchmark is a custom benchmark for the MVE Fund developed by Securian Asset Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 8.95%. The MVE Benchmark realized volatility was 9.04%. For comparison, the S&P 500 Index (dividend adjusted) was down 3.04% with a volatility of 19.35% over of the same period.

STRATEGY UPDATE

This period began with low volatility prevailing in the market. Realized one-month volatility for the S&P 500 was 7.30% on 8/31/2018, and that metric drifted marginally lower over the course of September. International markets were also fairly calm, with one-month volatility for the Nikkei, CSI 300, and Euro Stoxx 50 all running below their long-run averages. However, 10/10/2018 saw a 3.29% selloff in the S&P, and the beginning of a period of elevated volatility that would last through January 2019. At its minimum, on Christmas Eve, the S&P had sold off 19.36% from its previous high, just shy of a bear market.

The MVE Fund entered the period with an equity allocation of 93.97%. In response to the escalating volatility, the MVE Fund equity allocation was reduced materially, and was positioned at 62.08% at the trough of the S&P selloff (12/24/2018). As volatility decreased through late January and early February, the MVE Fund equity allocation was increased, and closed out the period at 74.85%.

MARKET SECTOR UPDATE

Over this semi-annual period, the Federal Reserve (the “Fed”) continued its hiking cycle, raising the Fed Funds Target Rate (“FFR”) twice, 25 basis (“bps”) each time. This action increased prevailing short-term interest rates; the 6-month Treasury rate increased by 23 bps over the period, for example. But as we highlighted in our previous letter, the long end of the yield curve once again did not respond in kind. Over this period, the 10-year Treasury rate decreased by 15 bps, and the 30-year rate was up a mere 6 bps. Ultimately, the contradictory nature of the Fed’s action and the market’s longer-term view of economic prospects have left us in a very unusual interest rate environment. As one example, the 12M-5Y portion of the curve closed out the period inverted, with the 1Y rate 3 bps higher than the 5Y rate. We believe it is worth reiterating here that yield curve inversions have consistently portended recessions:

SECURIAN AM FUNDS

The above figure shows the spread between the 30Y Treasury and the 6M Treasury, and then periods of recession (shaded). Each time this spread has gone negative, a recession has followed, averaging about 1.5 years later.

Beyond the unusual interest rate environment, this period saw a renegotiation of the North American Free Trade Agreement (“NAFTA”); the Democrats win the House of Representatives, diminishing the odds of further stimulative action at the Federal level; the longest Federal government shutdown in history; a dramatic selloff in oil and other commodities; ongoing Brexit negotiations; Yellow Vest protests in France, and other symptoms of the ongoing problems faced by the European Union (“EU”); and China’s gross domestic product (“GDP”) growth hit its lowest level since 1990. This growth rate is still 6.6% annually, but continued deceleration in China will have global impacts. Finally, S&P company earnings growth is expected to be lower in Q1 2019 than it was in the previous quarter, and Q2 projections have come down as well.

Certainly, the economic and social signals across the globe are mixed, at best. The domestic equity market selloff in late 2018 seems to us as an indication that that “mix” is getting more ominous. As mentioned, from 9/20/2018 to 12/24/2018, the S&P sold off 19.36%. Over the same time period, the MVE Fund returned -9.42%.

Focusing on the domestic market for a moment, consider the following performance statistics:

09/01/2018 – 02/28/2019

• S&P 500: -3.04%
• S&P 500 Growth: -3.87%
• S&P 500 Value: -1.99%
• S&P 500 Low Volatility: 4.87%

01/01/2019 – 02/28/2019

• S&P 500: 11.48%
• S&P 500 Growth: 11.90%
• S&P 500 Value: 11.01%
• S&P 500 Low Volatility: 11.03%

SECURIAN AM FUNDS

It is unsurprising that, through a dramatic selloff, Value and Low Volatility outperformed Growth and the full S&P 500. What is surprising is how even the performance is across factors coming out of the trough of the selloff; it is more typical to see Growth, and the broad index, outperform Value and Low Volatility in a subsequent rally.  We interpret this performance dynamic as investors positioning defensively, rather than offensively, within their equity allocations.

OUTLOOK

Over the last several letters, we have noted that the Fed has been tightening monetary policy; all told, the Fed hiked the FFR four times in 2018, and continued its balance sheet runoff. The European Central Bank (“ECB”) and Bank of Japan (“BOJ”) have also both been moving toward tighter monetary through ending ECB or reducing BOJ asset purchases. We further noted that, when the “Big Three” central banks were all tightening their respective policies, it would be reasonable to expect higher equity volatility as this liquidity was removed from the market. The calendar year 2018 certainly bore that out; the S&P realized volatility was 17.10%, with a return of -4.37%. The market seems to have reacted unfavorably to the shift in central bank policy.

Interestingly, we may have already reached the end of the central bank tightening cycle. The Fed has recently alluded to softer global economic data, the need to be patient in future adjustments to its policy rate, and flexibility in its balance sheet runoff plan. Further, its dot plots have come down. In fact, as of the end of this period, the market is pricing in a higher probability of a rate CUT in 2019 than another hike. Similarly, even though the ECB ended its asset purchase program in December of 2018, it introduced “TLTRO-III”, the third iteration of its program that extends very low interest rate loans to Eurozone banks to encourage lending. This is an unambiguous step in an effort to provide liquidity and spur economic activity.

Thus, we see three possible broad paths going forward:

•	a market shock, or genuine economic deterioration, forces the Fed to begin cutting rates

•	the Fed leaves its policies as-is, and we experience an extended “Goldilocks Economy” of modest growth, modest inflation, low unemployment, etc.

•	the Fed attempts to hike into an already-inverted yield curve

To be clear, we immediately dismiss the third choice, as there seems to be very little conviction in the market, or within the Fed, that additional hiking will be warranted. Given the interest rate environment and geopolitical conditions we alluded to in the Market Sector Update section, we also view the likelihood of a prolonged Goldilocks economy as low.

As we have stated before, our longer-term view of the domestic equity market is one of limited upside potential and elevated downside risk. The indications we are in the late stages of the cycle are numerous, and we have mentioned most of them previously. One point we have not yet highlighted is the following: entering the Great Financial Crisis (“GFC”), the FFR was 5%. Through the GFC, the Fed cut this rate all the way to zero to prop up the economy. We wonder how effective the next round of Fed stimulus will be when its policy rate is only starting out at half of what it was previously.

Regardless, we will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility will be high, and aim to re-risk when we believe volatility will be low.

SECURIAN AM FUNDS

March 25, 2019

Securian AM Real Asset Income Fund

Managers:
Joseph Betlej, CFA; Lowell Bolken, CFA; Craig Stapleton, CFA
Securian Asset Management

FUND PERFORMANCE UPDATE

For the 6-month period ending February 28, 2019, the return for the Securian AM Real Asset Income Fund’s (the “RAI Fund”) Institutional Class was -0.19%, outperforming the Morningstar US Real Asset Total Return Index at -2.42%, but trailing the RAI custom benchmark return of 1.46%.  For additional comparison, the S&P 500 Index (dividend adjusted) was down -3.04% during the same period. The RAI Fund’s dividend yield was consistent with expectations. Volatility was also consistent with expectations at 64% of the S&P 500 volatility during that period.

Volatility returned to the broader market during the reported period.  Investor concerns on interest rates, energy commodity prices, Federal Reserve (“Fed”) policy, trade, economic data, earnings and cost of capital left markets mixed.  Risk sentiment has risen throughout the period as earnings and economic growth trajectory are not inspiring.  However, a flip to a less hawkish Fed, reflecting a slowing economy and declining inflation expectations, were reflected in a broader market defensive stance.

Real Estate Investment Trusts (“REITs”) saw a decline in the beginning of the period after a significant rally in the previous quarter.  With concerns on a weakening economy and continued slowing of earnings growth, REITs had weak performance during the first four months of the reporting period.  Later, with the return of defensive sentiment, REITs rebounded, on the backs of higher yielding, more visible earnings property types, such as healthcare, net lease, and warehouse properties.  For the period, REITs were up 2.3%.

Utilities were a source of very positive returns in the period, with positive returns of 8.5%.  Their defensive nature attracted investor capital seeking a perceived “safe haven” in the markets.  Particular interest was in well-capitalized regulated utilities.  A significant area of weakness in utility stocks were those companies with California exposure.  Recent wildfires have added significant liability to those companies, and were reflected in plummeting stock prices.

Energy infrastructure stocks had significant drops of over 25% within the period, from a high in early October to a low in mid-December, reflecting the precipitous drop in oil prices during the early part of the reporting period (West Texas Intermediate crude was down 42%).  Improvement in oil prices since the end of December allowed for an 18% bounce in the Alerian MLP Index by the end of February, leaving the index down only 8.9% for the full reporting period.  Energy infrastructure stocks, in our opinion, are now in a favorable valuation position as many of these companies have worked to simplify their structure, and improve balance sheets and return on capital over the past couple of years.

STRATEGY

The struggle that we had in managing the portfolio in the period was the broader market move into defensive investments, offset by what we believed to be high valuations.  This left the portfolio underweight versus our targets in Utilities and REITs, particularly in defensive names.  Our stock picking was with more aggressive or growth names in those sectors, which hurt performance as those stocks did not fare as well as more conservative names.  An overweight in energy infrastructure names negatively impacted performance as the significant oil price

SECURIAN AM FUNDS

drop weighed on midstream energy companies.  However, our stock selection in this group added to portfolio return.  Lower volatility sectors such as preferred stocks and U.S. Treasury inflation-protected securities (“TIPS”) helped stabilize returns, but did express some spread widening on credit.

OUTLOOK

The drop in interest rates reflects a rising concern over future economic growth.  The data that the Fed is reviewing early in the year suggests the Fed may not raise rates at all in 2019. The markets were clearly rattled as we entered 2019. In spite of the obstacles it faces, we believe the economy will continue to expand through 2019, but at a slower pace than last year. We continue to monitor the recent strength in employment and consumer spending as a contributor of strength to the economy in the next several quarters.  We believe the slowdown in earnings in the broader equity market will have a direct impact on returns to defensive sectors.

With the expectation for stabilization in earnings growth for REITs, returns could be solid in 2019, particularly if broader market volatility leads investors to be more defensive.  The direction of interest rates will continue to be a major factor impacting REIT returns.  Focus will be on companies with a competitive advantage in their markets, as well as those with near term catalysts.

While the valuation of utility stocks makes the assertion that utilities will outperform the market difficult, individual names will have the opportunity to outperform.  Renewable generation, system reliability, and some merger and acquisition activity could provide opportunities for outperformance in utilities.

If oil and natural gas Liquids prices continue their rebound from recent lows, energy commodity volumes should pick up, benefiting midstream companies.  Constrained access to midstream assets should drive better margins and improved cash flow.  Additionally, tightness should encourage profitable organic investment opportunities in existing systems for the energy infrastructure companies.

SECURIAN AM FUNDS

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Securian Asset Management, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Securian Asset Management, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The RAI Benchmark is a custom benchmark created by Securian Asset Management, it is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS® utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). FTSE NAREIT Equity REITs Index – an index of publicly traded U.S. real estate equity securities.

SECURIAN AM FUNDS

The CSI 300 Index is a capitalization-weighted stock market index designed to replicate the performance of the top 300 stocks traded in the Shanghai and Shenzhen stock exchanges.

The Euro Stoxx 50 provides blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The Morningstar US Real Asset Index is a diversified portfolio of four different asset classes that have historically displayed high sensitivity to inflation. These four asset classes are U.S. Treasury inflation-protected securities (“TIPS”), commodity futures-based strategies, real estate investment trusts (“REITs”), and inflation-sensitive equities such as upstream commodity stocks and master limited partnerships.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

The S&P 500 Growth Index consists of those stocks within the S&P 500 Index that exhibit strong growth characteristics such as earnings, sales and internal growth rate.

The S&P 500 Value Index consists of those stocks within the S&P 500 Index that exhibit strong value characteristics such as ratios of book value, earnings, and sales to price.

It is not possible to invest directly in an index.

A basis point is a common unit of measurement for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote percentage change in a financial instrument.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Standard deviation measures the dispersion of a set of data from its mean.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Return on capital is a measure of the profitability and value-creating potential of companies after taking into account the amount of initial capital invested.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

Earnings growth is not a measure of the Fund’s future performance.

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2019 (Unaudited)

	One Year	Three Years	Since Inception(1)
Dynamic Managed Volatility Fund	4.67%	10.95%	9.94%
S&P 500 Index(2)	4.68%	15.28%	14.49%
Securian AM DMV Benchmark(3)	4.40%	9.83%	9.51%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	The Securian AM DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. This Index cannot be invested in directly.

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2019 (Unaudited)

	One Year	Three Years	Since Inception(1)
Managed Volatility Equity Fund	2.66%	6.99%	7.45%
S&P 500 Index(2)	4.68%	15.28%	14.49%
Securian AM MVE Benchmark(3)	8.73%	10.17%	10.58%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Securian AM MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

SECURIAN AM REAL ASSET INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2019 (Unaudited)

	One Year	Three Years	Five Years	Since Inception(1)
Real Asset Income Fund	14.17%	7.41%	5.52%	6.42%
Morningstar US Real Asset Index(2)	4.50%	3.50%	1.40%	1.22%
Securian AM RAI Benchmark(3)	15.32%	7.80%	6.46%	7.08%

(1)	September 12, 2012.
(2)
The Morningstar US Real Asset Index is a diversified portfolio of four different asset classes that have historically displayed high sensitivity to inflation. These four asset classes are U.S. Treasury inflation-protected securities (“TIPS”), commodity futures-based strategies, real estate investment trusts (“REITs”), and inflation-sensitive equities such as upstream commodity stocks and master limited partnerships. This Index cannot be invested in directly.

(3)
The Securian AM RAI Benchmark is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

SECURIAN AM FUNDS

Expense Examples (Unaudited)
February 28, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 – February 28, 2019).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Securian AM Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(9/1/2018)	(2/28/2019)	(9/1/2018 to 2/28/2019)
Dynamic Managed Volatility Fund Actual(2)	$1,000.00	$ 986.50	$2.71
Dynamic Managed Volatility Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 28, 2019 of -1.35% for the Fund.

SECURIAN AM FUNDS

Expense Example (Unaudited) – Continued
February 28, 2019

Securian AM Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(9/1/2018)	(2/28/2019)	(9/1/2018 to 2/28/2019)
Managed Volatility Equity Fund Actual(4)	$1,000.00	$ 986.10	$2.71
Managed Volatility Equity Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended February 28, 2019 of -1.39% for the Fund.

Securian AM Real Asset Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(5)
	(9/1/2018)	(2/28/2019)	(9/1/2018 to 2/28/2019)
Real Asset Income Fund Actual(6)	$1,000.00	$ 998.10	$3.72
Real Asset Income Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$3.76

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.75% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended February 28, 2019 of -0.19% for the Fund.

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Sector Allocation (Unaudited)
As of February 28, 2019(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 28, 2019(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	30.9%
U.S. Treasury Bond, 2.625%, 12/15/2021	9.1%
iShares iBoxx $Investment Grade Corporate Bond Fund	4.3%
Credit Suisse Mortgage Trust, Series 2015-GLPA, 4.138%, 11/15/2037	1.4%
Takeda Pharmaceuticals Company, 5.000%, 11/26/2028	0.9%
E*TRADE Financial, 2.950%, 08/24/2022	0.9%
Abbott Laboratories, 4.750%, 04/15/2043	0.6%
Florida Gas Transmission, 4.350%, 07/15/2025	0.6%
Sherwin-Williams, 3.950%, 01/15/2026	0.5%
Essex Portfolio, 3.500%, 04/01/2025	0.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Sector Allocation (Unaudited)
As of February 28, 2019(1)
(% of net assets)

Fund Holdings (Unaudited)
As of February 28, 2019(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	33.7%
iShares MSCI EAFE Minimum Volatility Fund	25.1%
iShares Core High Dividend Fund	18.8%
iShares MSCI Emerging Markets Minimum Volatility Fund	6.0%
iShares Short Maturity Bond Fund	5.0%
iShares MSCI Germany Fund	4.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SECURIAN AM REAL ASSET INCOME FUND

Sector Allocation (Unaudited)
As of February 28, 2019(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 28, 2019(1)(2)
(% of net assets)

Simon Property Group	3.3%
Prologis	2.1%
Crown Castle International	2.0%
U.S. Treasury Bond, 2.375%, 01/15/2025	1.8%
AvalonBay Communities	1.8%
Enterprise Products Partners	1.7%
Digital Realty Trust	1.7%
MPLX	1.6%
Highwoods Properties	1.6%
Camden Property Trust	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2019

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 35.2%
iShares Core S&P 500 Fund (a)(b)	60,491	$16,956,837
iShares iBoxx $Investment Grade Corporate Bond Fund	20,300	2,355,409
Total Exchange Traded Funds
(Cost $13,975,184)		19,312,246

	Par
CORPORATE BONDS – 23.1%

Airlines – 0.4%
British Airways
Series 2013-1
4.625%, 12/20/2025 (c)	$195,140	201,648

Banks – 2.2%
Astoria Financial
3.500%, 06/08/2020	250,000	248,166
Barclays
4.375%, 01/12/2026 (d)	200,000	198,846
JPMorgan Chase
4.500%, 01/24/2022	250,000	260,316
PNC Bank
2.450%, 07/28/2022	250,000	245,618
Synchrony Bank
3.000%, 06/15/2022	250,000	242,717
		1,195,663
Chemicals – 1.0%
Sherwin-Williams
3.950%, 01/15/2026	300,000	298,284
Yara International
4.750%, 06/01/2028 (c)(d)(e)	250,000	252,183
		550,467
Consumer Discretionary – 1.0%
CBS
3.500%, 01/15/2025	300,000	293,003
Harley-Davidson Financial Services
3.550%, 05/21/2021 (c)(e)	250,000	248,446
		541,449

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Par	Value
CORPORATE BONDS – 23.1% (Continued)

Consumer Staples – 0.4%
CVS Health
6.943%, 01/10/2030	$203,458	$229,104

Diversified Financial Services – 3.1%
American Express
2.500%, 08/01/2022	250,000	245,064
Capital One Financial
4.250%, 04/30/2025	250,000	253,622
E*TRADE Financial
2.950%, 08/24/2022	500,000	490,522
First American Financial
4.600%, 11/15/2024	200,000	204,072
Invesco Financial
3.750%, 01/15/2026 (d)	250,000	246,814
Total System Services
4.800%, 04/01/2026	250,000	256,304
		1,696,398
Energy – 2.8%
Florida Gas Transmission
4.350%, 07/15/2025 (c)	300,000	307,193
ONEOK
4.000%, 07/13/2027	250,000	246,182
Phillips 66
4.650%, 11/15/2034	200,000	207,163
Valero Energy
3.650%, 03/15/2025	300,000	296,582
4.350%, 06/01/2028	250,000	253,575
Williams Partners
3.750%, 06/15/2027	250,000	242,857
		1,553,552
Health Care – 0.6%
Abbott Laboratories
4.750%, 04/15/2043	300,000	315,435
Industrial – 1.4%
General Dynamics
3.500%, 05/15/2025	250,000	254,762
Textron
4.000%, 03/15/2026	250,000	246,870

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Par	Value
CORPORATE BONDS – 23.1% (Continued)

Industrial – 1.4% (Continued)
Tyco Electronics Group
3.700%, 02/15/2026 (d)	$250,000	$246,566
		748,198
Insurance – 3.0%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)	250,000	245,807
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	210,429
Hanover Insurance Group
4.500%, 04/15/2026	250,000	250,279
Horace Mann Educators
4.500%, 12/01/2025	250,000	249,619
Liberty Mutual Group
4.250%, 06/15/2023 (c)	250,000	254,377
Manulife Financial
4.150%, 03/04/2026 (d)	250,000	257,695
Old Republic International
4.875%, 10/01/2024	200,000	208,190
		1,676,396
Pharmaceuticals – 0.9%
Takeda Pharmaceutical Company
5.000%, 11/26/2028 (c)(d)(e)	500,000	524,479

Real Estate Investment Trusts – 2.3%
Alexandria Real Estate Equities
4.300%, 01/15/2026	200,000	202,020
Essex Portfolio
3.500%, 04/01/2025	300,000	296,855
Healthcare Trust of America Holdings
3.750%, 07/01/2027	250,000	241,062
Host Hotels & Resorts
Series F
4.500%, 02/01/2026	250,000	249,034
Kimco Realty
3.400%, 11/01/2022	250,000	249,497
		1,238,468

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Par	Value
CORPORATE BONDS – 23.1% (Continued)

Technology – 0.6%
Hewlett Packard Enterprise
4.900%, 10/15/2025	$100,000	$104,198
Juniper Networks
4.500%, 03/15/2024	200,000	204,980
		309,178
Telecommunications – 1.9%
AT&T
4.500%, 05/15/2035	300,000	283,035
Comcast
4.650%, 07/15/2042	250,000	254,367
Verizon Communications
5.250%, 03/16/2037	250,000	272,520
Vodafone Group
4.125%, 05/30/2025 (d)	250,000	250,513
		1,060,435
Transportation – 1.2%
Kansas City Southern
4.300%, 05/15/2043	250,000	236,906
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	199,725
3.900%, 02/01/2024 (c)	250,000	248,349
		684,980
Utilities – 0.3%
Oglethorpe Power
4.250%, 04/01/2046	200,000	181,594
Total Corporate Bonds
(Cost $12,652,443)		12,707,444

U.S. GOVERNMENT SECURITIES – 10.0%

U.S. Treasury Bonds – 10.0%
2.000%, 01/31/2020	500,000	497,607
2.625%, 12/15/2021 (a)	5,000,000	5,018,848
Total U.S. Government Securities
(Cost $5,478,016)		5,516,455

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

			Fair
		Par	Value
MORTGAGE BACKED SECURITY – 1.4%

Commercial – 1.4%
Credit Suisse Mortgage Trust
Series 2015-GLPA, Class C
4.138%, 11/15/2037 (c)(f)
(Cost $754,708)		$750,000	$761,783

	Contracts	Notional
PURCHASED CALL OPTIONS – 0.9%
CBOE S&P 500 Index
Expiration: March 2019, Exercise Price: $2,610	20	$5,568,980	363,500
Expiration: March 2019, Exercise Price: $2,725	10	2,784,490	73,500
Expiration: March 2019, Exercise Price: $2,750	10	2,784,490	52,700
Total Purchased Call Options
(Cost $218,563)			489,700

PURCHASED PUT OPTION – 0.0%
CBOE S&P 500 Index
Expiration: March 2019, Exercise Price: $2,350
(Cost $1,460)	10	2,350,000	450

		Shares
SHORT-TERM INVESTMENT – 29.2%
First American Government Obligations Fund, Class Z, 2.29% (b)(g)
(Cost $16,035,511)		16,035,511	16,035,511
Total Investments – 99.8%
(Cost $49,115,885)			54,823,589
Other Assets and Liabilities, Net – 0.2%			95,585
Total Net Assets – 100.0%			$54,919,174

(a)	All or a portion of this security is designated as collateral for futures contracts. As of February 28, 2019, the fair value of collateral was $21,975,685.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of February 28, 2019, the fair value of these investments were $2,998,183, or 5.5% of total net assets.

(d)	Foreign Security. The Fund had $2,222,903 or 4.0% of net assets in foreign securities at February 28, 2019.
(e)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See Notes 2 & 3 in Notes to Financial Statements.
(f)	Variable rate security – The coupon is based on an underlying pool of loans.
(g)	The rate shown is the annualized seven day effective yield as of February 28, 2019.

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Open Futures Contracts (Unaudited)
February 28, 2019

Futures Contracts Purchased
	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Purchased	Date	Amount	Value	Appreciation
E-mini S&P 500 Index	117	March 2019	$16,290,495	$(60,840)	$400,700

Futures Contracts Sold
	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Sold	Date	Amount	Value	Depreciation
U.S. Treasury 10 Year Note Futures	17	March 2019	$2,069,750	$2,922	$(36,301)

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Schedule of Investments (Unaudited)
February 28, 2019

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 92.7%
iShares Core High Dividend Fund	77,892	$7,187,095
iShares MSCI EAFE Minimum Volatility Fund (a)(b)	135,016	9,567,233
iShares MSCI Emerging Markets Minimum Volatility Fund	39,016	2,292,190
iShares MSCI Germany Fund	57,396	1,566,911
iShares MSCI USA Minimum Volatility Fund (b)(c)	223,929	12,871,439
iShares Short Maturity Bond Fund	38,255	1,919,636
Total Exchange Traded Funds
(Cost $28,859,655)		35,404,504

	Par
U.S. GOVERNMENT SECURITY – 1.3%

U.S. Treasury Bond – 1.3%
2.000%, 01/31/2020
(Cost $497,726)	$500,000	497,608

	Contracts	Notional
PURCHASED CALL OPTIONS – 0.8%
CBOE S&P 500 Index (d)
Expiration: March 2019, Exercise Price: $2,630	14	$3,898,286	227,360
Expiration: March 2019, Exercise Price: $2,750	14	3,898,286	73,780
Total Purchased Call Options
(Cost $130,758)			301,140

PURCHASED PUT OPTION – 0.0%
CBOE S&P 500 Index
Expiration: March 2019, Exercise Price: $2,350
(Cost $2,044)	14	3,290,000	630

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
SHORT-TERM INVESTMENT – 5.2%
First American Government Obligations Fund, Class Z, 2.29% (e)
(Cost $2,005,910)	2,005,910	$2,005,910
Total Investments – 100.0%
(Cost $31,496,093)		38,209,792
Other Assets and Liabilities, Net – (0.0)%		(1,720)
Total Net Assets – 100.0%		$38,208,072

(a)	This security is designated as collateral for futures contracts. As of February 28, 2019, the fair value of the collateral was $9,567,233.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	A portion of this security has been deposited as initial margin on open futures contracts. As of February 28, 2019, the fair value of the deposit was $2,011,800.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown is the annualized seven day effective yield as of February 28, 2019.

Schedule of Open Futures Contracts (Unaudited)

	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Sold	Date	Amount	Value	Depreciation
E-mini S&P 500 Index	35	March 2019	$4,873,225	$18,200	$(659,616)

Schedule of Written Options (Unaudited)

		Contracts	Expiration	Notional	Exercise	Fair
Description	Call/Put	Written	Date	Amount	Price	Value
CBOE S&P 500 Index*
(Premiums received $1,666)	Call	14	March 2019	$3,898,286	$2,920	$315

*	Held in connection with purchased option contracts. See Schedule of Investments for further information.

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2019

		Fair
	Shares	Value
REIT COMMON STOCKS – 49.6%

Health Care – 7.6%
CareTrust REIT	8,012	$178,988
HCP	34,138	1,050,426
Healthcare Trust of America, Class A	30,014	855,099
LTC Properties	4,800	213,216
National Health Investors	6,881	536,925
OMEGA Healthcare Investors	6,778	243,330
Physicians Realty Trust	21,100	381,277
Sabra Health Care REIT	29,259	530,173
Ventas	14,100	884,775
Welltower	15,864	1,178,854
		6,053,063
Hotels – 4.1%
Hersha Hospitality Trust	9,590	180,771
Hospitality Properties Trust	25,500	690,285
Host Hotels & Resorts	54,900	1,076,589
Park Hotels & Resorts	9,100	284,284
Pebblebrook Hotel Trust	15,100	483,351
Ryman Hospitality Properties	2,800	226,772
Sunstone Hotel Investors	18,200	273,910
		3,215,962
Industrial – 4.2%
Industrial Logistics Properties Trust	17,248	359,793
Liberty Property Trust	1,800	85,194
Prologis	23,701	1,660,492
STAG Industrial	44,084	1,220,245
		3,325,724
Mortgage – 2.2%
Blackstone Mortgage Trust, Class A	22,447	773,973
Starwood Property Trust	43,800	982,434
		1,756,407
Multi-Family – 7.4%
American Campus Communities	16,500	743,490
Apartment Investment & Management Company, Class A	9,333	456,664
AvalonBay Communities	7,300	1,420,799
Camden Property Trust	12,878	1,263,203
Equity Residential	6,600	486,354
Essex Property Trust	500	139,920

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
REIT COMMON STOCKS – 49.6% (Continued)

Multi-Family – 7.4% (Continued)
Mid-America Apartment Communities	6,500	$673,270
UDR	15,000	666,300
		5,850,000
Net Lease – 2.4%
Agree Realty	10,012	658,089
Easterly Government Properties	31,600	568,168
Spirit Realty Capital	6,655	257,149
STORE Capital	12,798	415,551
		1,898,957
Office – 5.9%
Alexandria Real Estate Equities	2,400	326,136
Boston Properties	6,100	809,409
Brandywine Realty Trust	39,600	622,512
City Office REIT	26,000	286,000
Highwoods Properties	27,500	1,273,525
SL Green Realty	5,300	480,816
Tier REIT	13,500	327,375
Vornado Realty Trust	8,000	538,480
		4,664,253
Retail – 6.8%
Macerich	6,300	274,680
National Retail Properties	4,400	229,240
Regency Centers	15,200	991,800
Retail Opportunity Investments	44,936	771,551
Simon Property Group	14,400	2,608,704
Weingarten Realty Investors	18,600	535,866
		5,411,841
Specialty – 9.0%
CoreSite Realty	5,400	552,150
Crown Castle International	13,400	1,591,250
CubeSmart	8,600	263,504
CyrusOne	6,449	321,418
Digital Realty Trust	11,812	1,336,173
Extra Space Storage	6,643	637,329
Hannon Armstrong Sustainable Infrastructure Capital	12,200	300,364
Iron Mountain	7,600	269,192

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
REIT COMMON STOCKS – 49.6% (Continued)

Specialty – 9.0% (Continued)
OUTFRONT Media	4,800	$107,712
PotlatchDeltic	2,029	73,024
Public Storage	4,000	845,960
QTS Realty Trust, Class A	4,500	187,785
Uniti Group	8,312	80,128
Weyerhaeuser Company	23,500	584,915
		7,150,904
Total REIT Common Stocks
(Cost $34,520,891)		39,327,111

OTHER COMMON STOCKS – 15.7%

Energy – 3.8%
Kinder Morgan	42,173	808,035
ONEOK	12,900	828,954
Targa Resources	12,800	515,072
Williams Companies	33,260	887,709
		3,039,770
Infrastructure – 1.2%
Brookfield Infrastructure Partners (a)	24,200	968,484

Real Estate Operating Company – 0.5%
Brookfield Property Partners (a)	18,823	368,931

Telecommunications – 0.6%
Verizon Communications	8,100	461,052

Utilities – 9.6%
AES	43,700	752,951
American Electric Power	12,610	1,023,302
Avangrid	6,800	328,780
Brookfield Renewable Partners (a)	20,400	613,836
CenterPoint Energy	25,500	768,570
Clearway Energy, Class A	6,174	91,128
Covanta Holding	12,093	205,339
Dominion Energy	6,870	508,998
DTE Energy	3,847	475,335
Duke Energy	8,700	780,042
Evergy	4,356	243,544
Exelon	21,400	1,039,826

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
OTHER COMMON STOCKS – 15.7% (Continued)

Utilities – 9.6% (Continued)
South Jersey Industries	25,541	$739,412
TerraForm Power, Class A	5,805	72,621
		7,643,684
Total Other Common Stocks
(Cost $10,881,288)		12,481,921

	Par
U.S. GOVERNMENT SECURITIES – 10.3%

U.S. Treasury Bonds – 10.3%
1.250%, 07/15/2020 (b)	$575,995	583,721
1.125%, 01/15/2021 (b)	574,240	579,432
0.625%, 07/15/2021 (b)	557,345	559,693
0.125%, 07/15/2022 (b)	546,245	539,518
0.125%, 01/15/2023 (b)	435,372	427,097
0.375%, 07/15/2023 (b)	539,780	536,512
0.125%, 07/15/2024 (b)	1,137,415	1,112,311
2.375%, 01/15/2025 (b)	1,332,820	1,465,045
0.375%, 07/15/2025 (b)	423,764	417,482
0.625%, 01/15/2026 (b)	581,532	579,377
3.875%, 04/15/2029 (b)	764,120	992,262
2.125%, 02/15/2040 (b)	290,593	349,704
Total U.S. Government Securities
(Cost $8,330,278)		8,142,154

	Shares
MASTER LIMITED PARTNERSHIPS – 10.2%

Energy – 10.2%
Buckeye Partners	5,200	163,696
Cheniere Energy Partners	4,700	208,351
DCP Midstream	11,700	377,091
Energy Transfer	77,752	1,149,947
Enterprise Products Partners	49,684	1,373,762
Magellan Midstream Partners	15,801	961,807
MPLX	38,618	1,280,573
NextEra Energy Partners	14,600	630,574
Plains All American Pipeline	34,500	805,230

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 10.2% (Continued)

Energy – 10.2% (Continued)
Sprague Resources	16,475	$257,834
USA Compression Partners	24,753	395,058
Western Midstream Partners	13,573	454,136
Total Master Limited Partnerships
(Cost $6,602,926)		8,058,059

REIT PREFERRED STOCKS – 8.8%

Hotels – 2.9%
Hersha Hospitality Trust, Series E, 6.500%	16,270	379,742
Pebblebrook Hotel Trust, Series D, 6.375%	15,500	394,165
Pebblebrook Hotel Trust, Series E, 6.375%	19,702	509,100
Summit Hotel Properties, Series D, 6.450%	16,071	381,365
Summit Hotel Properties, Series E, 6.250%	11,200	249,760
Sunstone Hotel Investors, Series E, 6.950%	14,617	389,543
		2,303,675
Industrial – 0.2%
STAG Industrial, Series C, 6.875%	6,327	168,361

Net Lease – 0.6%
EPR Properties, Series G, 5.750%	20,380	463,645

Office – 1.0%
PS Business Parks, Series U, 5.750%	13,848	344,123
PS Business Parks, Series W, 5.200%	21,100	484,245
		828,368
Other – 0.5%
Colony Capital, Series H, 7.125%	10,100	213,817
Digital Realty Trust, Series I, 6.350%	5,611	145,830
		359,647
Retail – 2.4%
Investors Real Estate Trust, Series C, 6.625%	12,332	302,134
Kimco Realty, Series K, 5.625%	13,033	322,306
National Retail Properties, Series E, 5.700%	21,741	533,741
Pennsylvania Real Estate Investment Trust, Series D, 6.875%	17,586	362,272
Saul Centers, Series C, 6.875%	2,239	58,886
Saul Centers, Series D, 6.125%	14,300	336,479
		1,915,818

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
REIT PREFERRED STOCKS – 8.8% (Continued)

Single-Family – 0.7%
American Homes 4 Rent, Series F, 5.875%	23,798	$584,241

Specialty – 0.5%
Public Storage, Series H, 5.600%	15,700	392,500
Total REIT Preferred Stocks
(Cost $7,149,083)		7,016,255

	Par
CORPORATE BONDS – 1.3%

Real Estate – 0.4%
CyrusOne LP / CyrusOne Finance
5.000%, 03/15/2024	$300,000	306,000

Telecommunications – 0.6%
AT&T
4.450%, 04/01/2024	500,000	518,220

Utilities – 0.3%
CenterPoint Energy
6.125%, 03/01/2024	200,000	203,333
Total Corporate Bonds
(Cost $1,019,661)		1,027,553

	Shares
OTHER PREFERRED STOCKS – 1.1%

Energy – 0.4%
Energy Transfer Partners, Series D, 7.625%	14,600	357,700

Utilities – 0.7%
CMS Energy, 5.875%	10,500	277,200
Duke Energy, 5.625%	10,400	264,680
		541,880
Total Other Preferred Stocks
(Cost $885,059)		899,580

CLOSED-END FUND – 0.7%
BlackRock Floating Rate Income Strategies Fund
(Cost $537,608)	40,622	525,243

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2019

		Fair
	Shares	Value
EXCHANGE TRADED FUND – 0.4%
Invesco DB Commodity Index Tracking Fund
(Cost $274,382)	19,400	$309,624

SHORT-TERM INVESTMENT – 2.5%
First American Government Obligations Fund, Class Z, 2.29% (c)
(Cost $2,013,114)	2,013,114	2,013,114
Total Investments – 100.6%
(Cost $72,214,290)		79,800,614
Other Assets and Liabilities, Net – (0.6)%		(477,602)
Total Net Assets – 100.0%		$79,323,012

(a)	Foreign Security. The Fund had $1,951,251 or 2.5% of net assets in foreign securities at February 28, 2019.
(b)
U.S. Treasury inflation-protected security (TIPS).  TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)	The rate shown is the annualized seven day effective yield as of February 28, 2019.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

SECURIAN AM FUNDS

Statements of Assets and Liabilities (Unaudited)
February 28, 2019

	Dynamic	Managed
	Managed	Volatility	Real Asset
	Volatility Fund	Equity Fund	Income Fund
ASSETS:
Investments, at fair value:
(cost $49,115,885, $31,496,093, and $72,214,290, respectively)	$54,823,589	$38,209,792	$79,800,614
Receivable for investment securities sold	—	—	107,582
Receivable for capital shares sold	3,410	200	278
Dividends & interest receivable	189,530	4,433	154,946
Return of capital receivable	—	—	28,878
Variation margin receivable	—	18,200	—
Prepaid expenses	3,134	11,948	9,344
Total assets	55,019,663	38,244,573	80,101,642
LIABILITIES:
Written option contracts, at value (premiums received $0,
$1,666, and $0 respectively)	—	315	—
Payable for capital shares redeemed	—	3,080	—
Payable for investment securities purchased	—	—	707,442
Payable to adviser, net	7,865	1,259	29,149
Payable for fund administration & accounting fees	10,537	9,964	11,198
Payable for compliance fees	1,585	1,837	1,657
Payable for custody fees	1,120	1,157	3,635
Payable for transfer agent fees and expenses	5,305	6,608	8,353
Payable for audit & tax fees	9,682	8,430	9,054
Variation margin payable	57,918	—	—
Other accrued expenses	6,477	3,851	8,142
Total liabilities	100,489	36,501	778,630
NET ASSETS	$54,919,174	$38,208,072	$79,323,012
NET ASSETS CONSIST OF:
Paid-in capital	$48,869,782	$32,291,985	$72,965,705
Total distributable earnings	6,049,392	5,916,087	6,357,307
Net Assets	$54,919,174	$38,208,072	$79,323,012
Shares issued and outstanding(1)	4,538,690	3,223,021	7,227,749
Net asset value, offering price, and redemption price per share	$12.10	$11.85	$10.97

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

SECURIAN AM FUNDS

Statements of Operations (Unaudited)
For the Period Ended February 28, 2019

	Dynamic	Managed
	Managed	Volatility	Real Asset
	Volatility Fund	Equity Fund	Income Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $0,
$0 and $605, respectively)	$227,153	$399,733	$1,517,095
Distributions received from master limited partnerships	—	—	366,203
Less: return of capital distributions	—	—	(366,203)
Net distributions from master limited partnerships	—	—	—
Interest income	434,888	27,596	31,791
Total investment income	662,041	427,329	1,548,886

EXPENSES:
Advisory fees (See note 5)	153,926	119,203	288,114
Fund administration & accounting fees (See note 5)	36,145	33,140	38,798
Transfer agent fees (See note 5)	14,000	17,530	18,735
Federal & state registration fees	12,779	11,901	15,002
Audit fees	9,681	8,429	9,055
Trustee fees	6,012	5,769	5,926
Compliance fees (See note 5)	4,915	5,167	4,994
Custody fees (See note 5)	3,460	3,266	9,474
Other	3,214	3,212	4,684
Legal fees	2,793	2,793	2,370
Postage & printing fees	1,719	2,068	2,466
Total expenses before waiver	248,644	212,478	399,618
Less: waiver by adviser	(118,399)	(111,614)	(111,504)
Net expenses	130,245	100,864	288,114
NET INVESTMENT INCOME	531,796	326,465	1,260,772

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,241)	154,906	361,421
Net realized loss on futures contracts	(346,330)	(780,786)	—
Net realized gain on purchased option contracts	529,391	767,842	—
Net realized gain (loss) on written option contracts	36,481	(384,406)	—
Net change in unrealized appreciation/depreciation on investments	(347,122)	240,993	(1,839,443)
Net change in unrealized appreciation/depreciation on futures contracts	(414,724)	(806,120)	—
Net change in unrealized appreciation/depreciation
on written option contracts	(975)	440	—
Net realized and unrealized loss on investments	(544,520)	(807,131)	(1,478,022)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,724)	$(480,666)	$(217,250)

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2019	Year Ended
	(Unaudited)	August 31, 2018
OPERATIONS:
Net investment income	$531,796	$718,232
Net realized loss on investments	(1,241)	(687)
Net realized gain (loss) on futures contracts	(346,330)	1,976,700
Net realized gain (loss) on purchased option contracts	529,391	(339,120)
Net realized gain on written option contracts	36,481	28,459
Net change in unrealized appreciation/depreciation on investments	(347,122)	2,072,978
Net change in unrealized appreciation/depreciation on futures contracts	(414,724)	572,932
Net change in unrealized appreciation/depreciation on written options	(975)	975
Net increase (decrease) in net assets resulting from operations	(12,724)	5,030,469

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	—	—
Proceeds from reinvestment of distributions	—	1,270
Payment for conversion of Institutional Class shares	—	(292,813)
Payments for shares redeemed	—	(62,504)
Decrease in net assets resulting from Class A transactions	—	(354,047)
Institutional Class:
Proceeds from shares sold	13,525,716	1,258,537
Proceeds from reinvestment of distributions	1,776,671	2,512,988
Proceeds for conversion of Institutional Class shares	—	292,813
Payments for shares redeemed	(291,310)	(501,046)
Increase in net assets resulting from Institutional Class transactions	15,011,077	3,563,292
Net increase in net assets resulting from capital share transactions	15,011,077	3,209,245

DISTRIBUTIONS TO SHAREHOLDERS:
Class A(1)	—	(1,270)
Institutional Class	(1,803,012)	(2,533,718)
Total distributions to shareholders	(1,803,012)	(2,534,988)*

TOTAL INCREASE IN NET ASSETS	13,195,341	5,704,726

NET ASSETS:
Beginning of period	41,723,833	36,019,107
End of period	$54,919,174	$41,723,833 **

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).
*	Includes net investment income distributions of $1,270 and $629,236 and net realized gain distributions of $0 and $1,904,482 for Class A and the Institutional Class, respectively.
**	Includes undistributed net investment income of $184,005.

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2019	Year Ended
	(Unaudited)	August 31, 2018
OPERATIONS:
Net investment income	$326,465	$703,127
Net realized gain on investments	154,906	1,130,353
Net realized gain (loss) on futures contracts	(780,786)	6,287
Net realized gain (loss) on purchased option contracts	767,842	(124,136)
Net realized gain (loss) on written option contracts	(384,406)	78,241
Net change in unrealized appreciation/depreciation of investments	240,993	1,216,330
Net change in unrealized appreciation/depreciation on futures contracts	(806,120)	99,187
Net changed in unrealized appreciation/depreciation on written options	440	910
Net increase (decrease) in net assets resulting from operations	(480,666)	3,110,299

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	—	222,782
Proceeds from reinvestment of distributions	—	8,054
Payment for conversion of Institutional Class shares	—	(3,350,703)
Payments for shares redeemed	—	(319,077)
Increase (Decrease) in net assets resulting from Class A transactions	—	(3,438,944)
Institutional Class:
Proceeds from shares sold	4,439,775	6,918,644
Proceeds from reinvestment of distributions	850,671	545,033
Proceeds from conversion of Institutional Class shares	—	3,350,703
Payments for shares redeemed	(3,662,390)	(19,637,840)
Increase (Decrease) in net assets resulting from Institutional Class transactions	1,628,056	(8,823,460)
Net increase (decrease) in net assets resulting from capital share transactions	1,628,056	(12,262,404)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A(1)	—	(8,214)
Institutional Class	(920,127)	(578,651)
Total distributions to shareholders	(920,127)	(586,865)*

TOTAL INCREASE (DECREASE) IN NET ASSETS	227,263	(9,738,970)

NET ASSETS:
Beginning of period	37,980,809	47,719,779
End of period	$38,208,072	$37,980,809 **

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).
*	Includes net investment income distributions of $8,214 and $578,651 for Class A and the Institutional Class, respectively.
**	Includes undistributed net investment income of $133,206.

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2019	Year Ended
	(Unaudited)	August 31, 2018
OPERATIONS:
Net investment income	$1,260,772	$1,792,258
Net realized gain on investments	361,421	927,949
Net change in unrealized appreciation/depreciation on investments	(1,839,443)	736,677
Net increase (decrease) in net assets resulting from operations	(217,250)	3,456,884

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	—	100,112
Proceeds from reinvestment of distributions	—	921
Payment for conversion of Institutional Class shares	—	(338,879)
Payments for shares redeemed	—	(10,741)
Decrease in net assets resulting from Class A transactions	—	(248,587)
Institutional Class:
Proceeds from shares sold	124,061	968,888
Proceeds from reinvestment of distributions	1,263,548	1,413,112
Proceeds from conversion of Institutional Class shares	—	338,879
Payments for shares redeemed	(888,525)	(8,698,034)
Increase (Decrease) in net assets resulting from Institutional Class transactions	499,084	(5,977,155)
Net increase (decrease) in net assets resulting from capital share transactions	499,084	(6,225,742)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A(1)	—	(940)
Institutional Class	(2,346,677)	(2,607,183)
Total distributions to shareholders	(2,346,677)	(2,608,123)*

TOTAL DECREASE IN NET ASSETS	(2,064,843)	(5,376,981)

NET ASSETS:
Beginning of period	81,387,855	86,764,836
End of period	$79,323,012	$81,387,855 **

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).
*	Includes net investment income distributions of $940 and $1,603,543 and net realized gain distributions of $0 and $1,003,640 for Class A and the Institutional Class, respectively.
**	Includes undistributed net investment loss of $(815,160).

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

	Six Months Ended				For The Period
	February 28, 2019	Year Ended	Year Ended		Inception through
	(Unaudited)	August 31, 2018	August 31, 2017		August 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$12.72	$11.95	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.12	0.23	0.19		0.16
Net realized and unrealized
gain (loss) on investments	(0.31)	1.36	1.12		0.81
Total from investment operations	(0.19)	1.59	1.31		0.97

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.20)	(0.17)		(0.14)
From net capital gains	(0.37)	(0.62)	—		(0.02)
Total distributions	(0.43)	(0.82)	(0.17)		(0.16)
Net asset value, end of period	$12.10	$12.72	$11.95		$10.81

TOTAL RETURN(3)	(1.35)%	13.74%	12.27%		9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$54.9	$41.7	$35.6		$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.05%	1.19%	1.36%		1.55%
After expense reimbursement(5)	0.55%	0.55%	0.55%		0.55%

Ratio of net investment income
to average net assets(4):
Before expense reimbursement(5)	1.75%	1.20%	0.87%		0.62%
After expense reimbursement(5)	2.25%	1.84%	1.68%		1.62%

Portfolio turnover rate(3)	1%	7%	0	%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Financial Highlights

	Six Months Ended				For The Period
	February 28, 2019	Year Ended	Year Ended		Inception through
	(Unaudited)	August 31, 2018	August 31, 2017		August 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$12.33	$11.62	$10.85		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.10	0.22	0.23		0.15
Net realized and unrealized
gain (loss) on investments	(0.28)	0.67	0.77		0.86
Total from investment operations	(0.18)	0.89	1.00		1.01

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.18)	(0.23)		(0.15)
From net capital gains	(0.23)	—	—		—
From return of capital	—	—	—		(0.01)
Total distributions	(0.30)	(0.18)	(0.23)		(0.16)
Net asset value, end of period	$11.85	$12.33	$11.62		$10.85

TOTAL RETURN(3)	(1.39)%	7.69%	9.36%		10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$38.2	$38.0	$44.4		$29.9

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.16%	1.15%	1.22%		1.67%
After expense reimbursement(5)	0.55%	0.55%	0.55%		0.55%

Ratio of net investment income
to average net assets(4):
Before expense reimbursement(5)	1.17%	1.13%	1.48%		0.40%
After expense reimbursement(5)	1.78%	1.73%	2.15%		1.52%

Portfolio turnover rate(3)	5%	12%	0	%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Financial Highlights

	Six Months
	Ended	Year		Year	Year	Year	Year
	February 28,	Ended		Ended	Ended	Ended	Ended
	2019	August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2018		2017	2016	2015	2014
Institutional Class

PER SHARE DATA(1):
Net asset value, beginning of period	$11.35	$11.21		$11.27	$10.46	$11.91	$10.22

INVESTMENT OPERATIONS:
Net investment income	0.18	0.23		0.21	0.24	0.23	0.34
Net realized and unrealized
gain (loss) on investments	(0.23)	0.27		(0.04)	1.39	(0.94)	1.90
Total from investment operations	(0.05)	0.50		0.17	1.63	(0.71)	2.24

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.22)		(0.23)	(0.31)	(0.28)	(0.32)
From net capital gains	(0.13)	(0.14)		—	(0.51)	(0.46)	(0.23)
Total distributions	(0.33)	(0.36)		(0.23)	(0.82)	(0.74)	(0.55)
Net asset value, end of period	$10.97	$11.35		$11.21	$11.27	$10.46	$11.91

TOTAL RETURN(2)	(0.19)%	4.61%		1.59%	16.59%	(6.42)%	22.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$79.3	$81.4		$86.5	$88.1	$75.2	$86.5

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.04%	1.06%		1.07%	1.09%	1.07%	1.07%
After expense reimbursement(3)	0.75%	0.82	%(4)	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before expense reimbursement(3)	2.99%	2.02%		1.83%	1.99%	1.85%	2.99%
After expense reimbursement(3)	3.28%	2.26%		1.95%	2.13%	1.97%	3.11%

Portfolio turnover rate(2)	25%	56%		74%	82%	73%	65%

(1)	For an Institutional Class Fund Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective December 29, 2017, the contractual rate was lowered from 0.95% to 0.75% of average daily net assets.

See Notes to the Financial Statements

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited)
February 28, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Securian AM Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Securian AM Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), and Securian AM Real Asset Income Fund (“Real Asset Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015.  The Dynamic Managed Volatility Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Dynamic Managed Volatility Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015.  The Managed Volatility Equity Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Managed Volatility Equity Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The investment objective of the Real Asset Income Fund is above average income and long-term growth of capital.  The Real Asset Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Real Asset Income Fund’s total assets to real estate securities. The Real Asset Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), futures, and may write covered

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012.  The Real Asset Income Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Real Asset Income Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended February 28, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended February 28, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the period ended February 28, 2019, the Funds did not incur any interest or penalties.  The Dynamic Managed Volatility Fund and Managed Volatility Equity Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.  Each of the tax years in the four-year period ended August 31, 2018 remains subject to examination by taxing authorities for the Real Asset Income Fund.

Security, Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Funds will make distributions of net investment income quarterly. Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLPs, tax equalization, distribution redesignations, derivatives and the deferral of losses on wash sales. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

Distributions received from the Real Asset Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Real Asset Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Real Asset Income Fund.  Generally, 100% of the distributions received from MLPs is recorded as return of capital and is reflected as such on the Statement of Operations.

Distributions received from the Real Asset Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Real Asset Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Real Asset Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Real Asset Income Fund shareholder may represent a return of capital.

Futures Contracts and Option Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

The Funds may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet their investment objectives. The Funds may write put and call options only if they (i) own an offsetting position in the underlying security or (ii) maintain cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Funds have no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the security underlying the written option.

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

The Funds may purchase call and put options. When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Funds to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period ended, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At February 28, 2019, the Dynamic Managed Volatility Fund has investments in illiquid securities with a total value of $1,025,108 or 1.9% of total net assets.  At February 28, 2019, the Managed Volatility Equity Fund and Real Asset Income Fund did not hold any illiquid securities.

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

Security	Par	Dates Acquired	Cost Basis
Harley-Davidson Financial Services	$250,000	5/2018	$249,958
Takeda Pharmaceuticals Company	500,000	11/2018	497,900
Yara International	250,000	5/2018	249,370

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLPs and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange traded funds, including closed end funds, are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by Level within the fair value hierarchy as of February 28, 2019:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,312,246	$—	$—	$19,312,246
Short-Term Investment	16,035,511	—	—	16,035,511
Corporate Bonds	—	12,707,444	—	12,707,444
U.S. Government Securities	—	5,516,455	—	5,516,455
Mortgage Backed Security	—	761,783	—	761,783
Purchased Call Options	489,700	—	—	489,700
Purchased Put Options	450	—	—	450
Total investments in securities	$35,837,907	$18,985,682	$—	$54,823,589

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

As of February 28, 2019, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$400,700	$—	$—	$400,700
Short Futures Contracts	(36,301)	—	—	(36,301)
Total Other Financial Instruments	$364,399	$—	$—	$364,399

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$35,404,504	$—	$—	$35,404,504
Short Term Investment	2,005,910	—	—	2,005,910
U.S. Government Security	—	497,608	—	497,608
Purchased Call Options	301,140	—	—	301,140
Purchased Put Option	630	—	—	630
Total investments in securities	$37,712,184	$497,608	$—	$38,209,792

As of February 28, 2019, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$(659,616)	$—	$—	$(659,616)
Written Call Options	—	(315)	—	(315)
Total Other Financial Instruments	$(659,616)	$(315)	$—	$(659,931)

Real Asset Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$39,327,111	$—	$—	$39,327,111
Other Common Stocks	12,481,921	—	—	12,481,921
U.S. Government Securities	—	8,142,154	—	8,142,154
Master Limited Partnerships	8,058,059	—	—	8,058,059
REIT Preferred Stocks	6,455,394	560,861	—	7,016,255
Short Term Investment	2,013,114	—	—	2,013,114
Corporate Bonds	—	1,027,553	—	1,027,553
Other Preferred Stocks	899,580	—	—	899,580
Closed-End Fund	525,243	—	—	525,243
Exchange Traded Fund	309,624	—	—	309,624
Total investments in securities	$70,630,907	$9,169,707	$—	$79,800,614

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation depreciation on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the period ended February 28, 2019, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$8,744,585	$(632,739)	$7,215,341	$(2,516,079)
Managed Volatility Equity Fund	6,898,211	(4,339,288)	808,302	(4,300,397)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2019 on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$400,700	futures contracts**	$—
Interest Rate Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	—	futures contracts**	(36,301)
Equity Contracts – Purchased Options	Investments,		Investments,
	at fair value	490,150	at fair value	—
Total		$890,850		$(36,301)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation Margin is presented on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$—	futures contracts**	$(659,616)
Equity Contracts – Purchased Options	Investments, at		Investments, at
	fair value	301,770	fair value	—
Equity Contracts – Written Options	Written option		Written option
	contracts, at		contracts, at
	fair value	—	fair value	(315)
Total		$301,770		$(659,931)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation Margin is presented on the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Operations for the year ended February 28, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Options	Options
Interest Rate Contracts	$9,069	$—	$—	$—	$—	$—
Equity Contracts	(355,399)	529,391	36,481	(780,786)	767,842	(384,406)
Total	$(346,330)	$529,391	$36,481	$(780,786)	$767,842	$(384,406)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options*	Option	Futures	Options	Option
Interest Rate Contracts	$(35,585)	$—	$—	$—	$—	$—
Equity Contracts	(379,139)	274,402	(975)	(806,120)	172,958	440
Total	$(414,724)	$274,402	$(975)	$(806,120)	$172,958	$440

*	Included in net change in unrealized appreciation on investments as reported on the Statements of Operations.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2019.

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

Securian AM Dynamic Managed Volatility Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$2,922	$(2,922)	$—	$—	$—	$—
Liabilities:
Futures Contracts**	$60,840	$(2,922)	$57,918	$57,918	$—	$—

Securian AM Managed Volatility Equity Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$18,200	$—	$18,200	$—	$—	$18,200
Liabilities:
Written Option Contracts	$315	$—	$315	$—	$315	$—

**
Cumulative appreciation/depreciation on futures contracts is reported in the Schedules of Open Futures Contracts.  Variation margin presented above is presented on the Statements of Assets and Liabilities.

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis.  As of February 28, 2019, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Securian Asset Management, Inc. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Real Asset Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses,

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Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.55%
Managed Volatility Equity Fund	0.55%
Real Asset Income Fund	0.75%	*

* Prior to December 29, 2017, the rate was 0.95% for the Real Asset Income Fund.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period thirty-six months following the date on which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.  During the period ended February 28, 2019, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	March 2019-	September 2019-	September 2020-	September 2021-
Fund	August 2019	August 2020	August 2021	February 2022
Dynamic Managed Volatility Fund	$128,593	$261,877	$248,378	$118,399
Managed Volatility Equity Fund	129,237	277,285	243,024	111,614
Real Asset Income Fund	47,580	99,204	189,095	111,504

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended February 28, 2019 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Real Asset Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the period ended February 28, 2019, the Dynamic Managed Volatility Fund and the Real Asset Income Fund paid $903 and $2,160, respectively, to Minnesota Life.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
	For the Period Ended	Year Ended	For the Period Ended	Year Ended
	February 28, 2019	August 31, 2018	February 28, 2019	August 31, 2018
Class A(1):
Shares sold	—	—	—	18,878
Shares issued to holders in
reinvestment of dividends	—	106	—	691
Shares exchanged for
Institutional Class shares	—	(23,012)	—	(275,746)
Shares redeemed	—	(5,217)	—	(26,546)
Decrease in Class A
shares outstanding	—	(28,123)	—	(282,723)
Institutional Class:
Shares sold	1,128,036	103,233	375,048	578,052
Shares issued to holders in
reinvestment of dividends	155,791	208,458	75,340	45,941
Shares exchanged for
Institutional Class shares	—	22,995	—	275,388
Shares redeemed	(24,209)	(40,563)	(307,819)	(1,642,382)
Increase (Decrease) in Institutional
Class shares outstanding	1,259,618	294,123	142,569	(743,001)
Net increase (decrease)
in shares outstanding	1,259,618	266,000	142,569	(1,025,724)

(1)	Class A shares converted to Institutional Class shares on December 26, 2017.

	Real Asset Income Fund
	For the Period Ended	Year Ended
	February 28, 2019	August 31, 2018
Class A(1):
Shares sold	—	9,035
Shares issued to holders in reinvestment of dividends	—	83
Shares exchanged for Institutional Class shares	—	(30,600)
Shares redeemed	—	(973)
Decrease in Class A shares outstanding	—	(22,455)
Institutional Class:
Shares sold	11,447	89,357
Shares issued to holders in reinvestment of dividends	124,984	130,245
Shares exchanged for Institutional Class shares	—	30,619
Shares redeemed	(82,226)	(792,210)
Increase (Decrease) in Institutional Class shares outstanding	54,205	(541,989)
Net increase (decrease) in shares outstanding	54,205	(564,444)

(1)	Class A shares converted to Institutional Class shares on December 26, 2017.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the period ended February 28, 2019, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$4,980,290	$—	$497,900	$513,429
Managed Volatility Equity Fund	—	—	1,998,099	1,548,290
Real Asset Income Fund	—	—	19,453,988	20,346,098

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2018, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$6,201,603	$(139,416)	$6,062,187	$35,855,406
Managed Volatility Equity Fund	6,488,483	(13,618)	6,474,865	30,158,578
Real Asset Income Fund	10,377,933	(1,080,077)	9,297,856	72,280,457

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to derivatives for the Dynamic Managed Volatility Fund and Managed Volatility Equity Fund.

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Real Asset Income Fund.

At August 31, 2018, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$729,815	$1,073,126	$—	$6,062,187	$7,865,128
Managed Volatility Equity Fund	317,228	524,787	—	6,474,865	7,316,880
Real Asset Income Fund	390,634	438,538	(1,205,794)	9,297,856	8,921,234

As of August 31, 2018, the Funds did not have any capital loss carryovers. During the year ended August 31, 2018, the Managed Volatility Equity Fund utilized capital loss carry forwards in the amount of $360,833. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2017, respectively. For the taxable year ended August 31, 2018, the Funds did not defer any qualified late year losses.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2019

For the period ended February 28, 2019, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$729,845	$1,073,167	$1,803,012
Managed Volatility Equity Fund	395,334	524,793	920,127
Real Asset Income Fund	1,733,852	612,825	2,346,677

For the year ended August 31, 2018, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$1,385,141	$1,149,847	$2,534,988
Managed Volatility Equity Fund	586,865	—	586,865
Real Asset Income Fund	1,800,296	807,827	2,608,123

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2019, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	91.3%
Managed Volatility Equity Fund	Pershing LLC	76.3%
Real Asset Income Fund	Minnesota Life Insurance Company	35.1%
Real Asset Income Fund	Comerica Bank (FBO)	34.4%

10.  SUBSEQUENT EVENTS

On March 28, 2019, the Dynamic Managed Volatility Fund paid an income distribution in the amount of $227,441 or $0.0500 per share.

On March 28, 2019, the Managed Volatility Equity Fund paid an income distribution in the amount of $79,509 or $0.0250 per share.

On March 28, 2019, the Real Asset Income Fund paid an income distribution in the amount of $306,088 or $0.0425 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

SECURIAN AM FUNDS

Additional Information (Unaudited)
February 28, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
SECURIAN ASSET MANAGEMENT, INC.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Securian Asset Management, Inc. (“Advantus” or the “Adviser”) regarding the Securian AM Real Asset Income Fund (the “Real Asset Income Fund”), the Securian AM Dynamic Managed Volatility Fund (the “DMV Fund”), and the Securian AM Managed Volatility Equity Fund (the “MVE Fund”) (each, a “Fund,” and together, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from Securian and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Securian with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Securian; (3) the costs of the services provided by Securian and the profits realized by Securian from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fees for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Securian resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Securian, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Securian set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Securian performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Securian provides to each Fund under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with its investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 28, 2019

such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions effected by Securian on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust, and with applicable securities laws.  The Trustees noted Securian’s strong capitalization and the fact that it is a wholly-owned subsidiary of Securian Financial Group, Inc., and Securian’s significant assets under management.  The Trustees also considered each portfolio manager’s experience managing the types of securities in which their respective Fund invests.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Securian provides to the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Securian.  In assessing the quality of the portfolio management delivered by Securian, the Trustees considered the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to one or more appropriate benchmark indices, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Securian manages utilizing similar investment strategies to those of the Fund. When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from the funds in its peer group.

•
Securian AM Real Asset Income Fund.  The Trustees considered that the Fund had outperformed its peer group average over the year-to-date and one-year periods ended October 31, 2018, and underperformed its peer group average over the three-year and five-year periods ended October 31, 2018. The Trustees also noted that the Fund had underperformed both its benchmark indices over the same periods. The Trustees considered that the Fund had produced positive total returns since inception.  In addition, the Trustees observed that the Fund’s performance over all relevant time periods was closely aligned with the performance of the composite of separately managed accounts that Securian manages utilizing a similar investment strategy to that of the Fund.

•
Securian AM Dynamic Managed Volatility Fund.  The Trustees considered that the Fund had outperformed its peer group median and average over the year-to-date, one-year, and three-year periods ended October 31, 2018. The DMV Fund ranked in the 19th, 8th, and 2nd percentiles of its peer group, respectively, over those time periods. The Trustees also noted that the Fund had underperformed its  benchmark index but outperformed its custom blended index over the one-year and three-year periods.  The Trustees also considered that the Fund had outperformed its custom index over the one-year and three-year periods. The Trustees also took into account that the Fund achieved a positive return from its inception through October 31, 2018 and in each of the periods reviewed by the Trustees. In addition, the Trustees observed that the Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Securian manages utilizing a similar investment strategy to that of the Fund.

•
Securian AM Managed Volatility Equity Fund. The Trustees considered that the Fund had outperformed its Morningstar peer group over the year-to-date, one-year, and three-year periods ended October 31, 2018. The Trustees also noted that the Fund had underperformed its benchmark index and its custom index over the year-to-date, one-year, and three-year periods.  The Trustees also considered that the Fund had underperformed the custom index over the year-to-date period, but outperformed the index

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 28, 2019

over the one-year and three-year periods.  The Trustees also took into account that the Fund achieved a positive return from its September 29, 2015 inception through October 31, 2018. In addition, the Trustees observed that the Managed Volatility Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Securian manages utilizing a similar investment strategy to that of the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fees that each Fund pays to Securian under the Investment Advisory Agreement, as well as Securian’s profitability from services that it rendered to the Funds during the 12-month period ended September 30, 2018.  The Trustees also considered the effect of an expense limitation agreement on Securian’s compensation and that Securian has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in each Fund’s prospectus.  The Trustees took into account that while the management fees that Securian charges to separately managed accounts with similar investments strategies to those of the Funds are generally equal to or lower, depending on asset levels, than the advisory fee for the corresponding Fund, Securian has additional responsibilities with respect to each Fund that warrant the higher fees. The Trustees noted that these additional responsibilities include more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional legal and regulatory compliance obligations, additional shareholder servicing obligations, and the preparation of Board and shareholder materials.  The Trustees concluded that Securian’s relationship with each Fund had not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in the same Morningstar peer group . The Trustees noted:

•
Securian AM Real Asset Income Fund.  The Trustees noted the Fund’s advisory fee was significantly higher than the peer group average and median, but also considered the differences between the strategy and portfolio composition of the Fund and the majority of funds that comprise the peer group, including the fact that the Fund’s strategy is less focused on bonds than many of the funds comprising the peer group.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were higher than the median and average and median total expenses reported for the peer group. The Trustees also noted that the total expenses of the of the Fund were lower than the peer group median and average when limited to funds with similar assets sizes to the Fund. The Trustees also took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the peer group.

•
Securian AM Dynamic Managed Volatility Fund.  The Trustees noted the Fund’s advisory fee was significantly lower than the peer group average and median.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were significantly lower than average and median total expenses reported for the peer group.

•
Securian AM Managed Volatility Equity Fund. The Trustees noted the Fund’s advisory fee was significantly lower than the peer group average and median and was in the first percentile for the peer group.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were significantly lower than the peer group average and median.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Securian’s advisory fee with respect to each Fund continues to be reasonable.

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 28, 2019

Economies of Scale.  The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees noted that given each Fund’s current asset levels and, except for the Securian AM Real Asset Income Fund, low advisory fees relative to their respective benchmark categories, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered Advantus had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with each Fund. The Trustees considered the extent to which Securian utilizes soft dollar arrangements with respect to the Fund’s portfolio transactions, and noted that Securian does not use affiliated brokers to execute the portfolio transactions of the Funds. While the Trustees noted Rule 12b-1 fees may be paid to Securian as compensation for shareholder and distribution services performed on behalf of each Fund, the Trustees also observed that the distribution expenses that Securian incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees considered that Securian may receive some form of reputational benefit from its relationships with the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Securian does not receive additional material benefits from its relationships with the Funds.

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 28, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

SECURIAN AM FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Securian Asset Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    May 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    May 8, 2019

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    May 8, 2019

* Print the name and title of each signing officer under his or her signature.